UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       March 1, 2005

JLG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-12123

PENNSYLVANIA	25-1199382
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 JLG Drive, McConnellsburg, PA	17233-9533
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(7l7) 485-5161

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure

     On March 1, 2005, JLG Industries, Inc. issued a press release announcing its intention, subject to market and other conditions, to sell 4,700,000 shares of common stock in an underwritten public offering made from a shelf registration that became effective in December 2003. The underwriters would have an option to purchase up to an additional 705,000 shares to cover over-allotments. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1 Press release dated March 1, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JLG INDUSTRIES, INC. (Registrant)

Date: March 1, 2005	/s/ James H. Woodward, Jr.

James H. Woodward, Jr. Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of JLG Industries, Inc. issued on March 1, 2005.

4